UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   January 25, 2005

LOGICVISION, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-31773	94-3166964

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

25 Metro Drive, 3rd Floor San Jose, California		95110

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code
(408) 453-0146

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 2.02. Results of Operations and Financial Condition.

          The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

          On January 25, 2005, LogicVision, Inc. issued a press release announcing its financial results for the fourth quarter of 2004 and full year 2004 results. A copy of the earnings release is furnished herewith as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

Exhibit	Description

99.1	Press release dated January 25, 2005 announcing fourth quarter 2004 and full year 2004 financial results.

Signature

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 25, 2005

LOGICVISION, INC.

By	/s/ BRUCE M. JAFFE

Bruce M. Jaffe
Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated January 25, 2005 announcing fourth quarter 2004 and full year 2004 results.